UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 5, 2013  (November 4, 2013)

Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information included in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this item 1.01 of this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Offering

On November 4, 2013, Ferrellgas, L.P. (the “Company”) and Ferrellgas Finance Corp. (“Finance Corp.” and together with the Company, collectively, the “Issuers”), pursuant to a Purchase Agreement dated October 21, 2013 (the “Purchase Agreement”) among the Issuers and the initial purchasers named therein, sold $325,000,000 aggregate principal amount of the Issuers’ 6.750% senior notes due 2022 (the “2022 Notes”) to the initial purchasers in a private offering.  The Issuers used the net proceeds from the offering of the 2022 Notes to purchase and redeem all of their outstanding 9.125% senior notes due 2017 (the “2017 Notes”) and to pay related costs and expenses. Any remaining proceeds will be used to partially pay down outstanding indebtedness under their secured credit facility.

Indenture

The 2022 Notes were issued pursuant to an indenture dated November 4, 2013 among the Issuers and U.S. Bank National Association, as trustee (the “Indenture”).  The 2022 Notes will mature on January 15, 2022, and interest on the 2022 Notes is payable semi-annually in cash in arrears on January 15 and July 15 of each year, commencing on July 15, 2014. The 2022 Notes will be the Issuers’ general unsecured senior obligations.  The 2022 Notes will be effectively junior to all of the Issuers’ future senior secured indebtedness, to the extent of the value of the assets securing such debt, and will be structurally subordinated to all existing and future indebtedness and obligations of any of the Issuers’ subsidiaries.

Registration Rights Agreement

In connection with the issuance and sale of the 2022 Notes, the Issuers entered into a Registration Rights Agreement dated November 4, 2013 (the “Registration Rights Agreement”) with the initial purchasers named therein. Under the Registration Rights Agreement, the Issuers will (1) use their reasonable best efforts to consummate an exchange offer within 300 days from November 4, 2013 by filing a registration statement; and (2) if required, have a shelf registration statement declared effective with the SEC with respect to resales of the 2022 Notes.  If the Issuers fail to satisfy these obligations on a timely basis, the Issuers will be required to pay additional interest to holders of the 2022 Notes.

The descriptions set forth above in this Item 2.03 are qualified in their entirety by the Indenture and the Registration Rights Agreement, which are filed with this Current Report on Form 8-K as Exhibits 4.1 and 4.3, respectively, and are incorporated herein by reference.

Item 8.01 Other Events.

On November 4, 2013, the Issuers issued a press release related to the closing of the offering of the 2022 Notes.  A copy of the press release is filed as Exhibit 99.1 hereto.

On November 4, 2013, the Company issued a press release announcing that the Company has received consents from greater than a majority of the aggregate principal amount of the 2017 Notes (determined as provided for in the indenture governing the 2017 Notes) to amend, and has executed a supplemental indenture to, the indenture governing the 2017 Notes.  The press release also announced that the Company has received and accepted for purchase $197,468,000 principal amount of 2017 Notes validly tendered and not validly withdrawn as of 5:00 P.M., New York City time, on November 1, 2013, which was the early tender date for the Company’s previously announced cash tender offer with respect purchase any and all of the outstanding 2017 Notes and related consent solicitation to eliminate substantially all of the restrictive covenants, certain provisions related to consolidation and merger and certain events of default contained in the indenture for the 2017 Notes. The press release further announced that the Company has also called for redemption any and all of the 2017 Notes that remain outstanding after consummation of such tender offer and consent solicitation and that such tender offer will remain open until 11:59 p.m. New York City time, on November 18, 2013, unless extended or earlier terminated.  A copy of the press release is filed as Exhibit 99.2 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1

Indenture, dated November 4, 2013, with form of Notes attached, by and among Ferrellgas, L.P., Ferrellgas Finance Corp., and U.S. Bank National Association, as trustee, relating to $325,000,000 aggregate principal amount of the Issuers’ 6.750% Senior Notes due 2022.

4.2

First Supplemental Indenture dated as of November 1, 2013, by and among Ferrellgas, L.P., Ferrellgas Finance Corp., and U.S. Bank National Association, as trustee, supplementing the Indenture, dated as of September 14, 2009, among Ferrellgas, L.P., Ferrellgas Finance Corp. and U.S. Bank National Association, as trustee.

4.3	Registration Rights Agreement, dated November 4, 2013, by and among Ferrellgas, L.P., Ferrellgas Finance Corp. and the initial purchasers named therein.

99.1	Press Release of the Issuers dated November 4, 2013.

99.2	Press Release of the Company dated November 4, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P.

November 5, 2013	By:
/s/ J. RYAN VANWINKLE
Name: J. Ryan VanWinkle
Title: Executive Vice President and Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer) of Ferrellgas, Inc., the general partner

Ferrellgas Partners Finance Corp.

November 5, 2013	By:
/s/ J. RYAN VANWINKLE
Name: J. Ryan VanWinkle
Title: Chief Financial Officer and Sole Director

Ferrellgas, L.P.

November 5, 2013	By:
/s/ J. RYAN VANWINKLE
Name: J. Ryan VanWinkle
Title: Executive Vice President and Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer) of Ferrellgas, Inc., the general partner

Ferrellgas Finance Corp.

November 5, 2013	By:
/s/ J. RYAN VANWINKLE
Name: J. Ryan VanWinkle
Title: Chief Financial Officer and Sole Director